Knowledge Leaders Developed World ETF

Ticker: KLDW

A series of Investment Managers Series Trust (the "Trust")

Supplement dated October 20, 2023, to the

Summary Prospectus dated September 1, 2023

*** Important Notice Regarding Proposed Fund ReorganizationS ***

Based on the recommendation of Knowledge Leaders Capital, LLC (the “Advisor”), the investment advisor of the Knowledge Leaders Developed World ETF (the “Fund”), the Board of Trustees of the Trust (the “Board”) has approved the reorganization of the Fund into the AXS Knowledge Leaders ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (the “Reorganization”). The Reorganization will occur pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for the Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) and the Acquiring Fund’s assumption of the Fund’s liabilities. Each shareholder of the Fund will receive shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) equal to the value of the shares of the Fund owned by the shareholder prior to the Reorganization. The Reorganization is not generally expected to result in the recognition of gain or loss by the Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any). AXS Investments LLC will bear the costs related to the Reorganization.

The Acquiring Fund has an identical investment objective, investment strategy and fundamental investment restrictions as the Fund. If the Reorganization is completed, AXS Investments LLC (“AXS”) will become the investment advisor to the Acquiring Fund. The Fund’s current portfolio manager, Steven Vannelli, CFA, will become an employee of AXS and will continue to serve as a portfolio manager of the Acquiring Fund. The Advisor will not be involved in the management of the Acquiring Fund.

The Board will call a meeting of the shareholders of the Fund to vote on the Plan. Management of the Trust expects the shareholder meeting to be held on or about December 20, 2023, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. If the Reorganization is approved by Fund shareholders, the Reorganization is expected to take effect in the fourth quarter of 2023.

Shareholders of the Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed Reorganization, and the Acquiring Fund, including information about the Acquiring Fund's investment strategies, risks, fees and expenses. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

Please file this Supplement with your records.